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                                   EXHIBIT 10


                                   SCHEDULE I


        Ferro Corporation has entered into a number of executive employment agreements with its officers listed below substantially identical in all material respects to the Form of Executive Employment Agreement (Exhibit 10 to Ferro Corporation's Form 10-K for the year ended December 31, 1991, which
Exhibit is incorporated herein by reference), except the lump sum severance payment is equal to a full year's compensation (base salary and incentive compensation) multiplied by three in the cases of Albert C. Bersticker, Werner
F. Bush and Hector R. Ortino and multiplied by two in the case of all other officers.


                                                  Albert C. Bersticker
                                                  Werner F. Bush
                                                  David G. Campopiano
                                                  R. Jay Finch
                                                  James F. Fisher
                                                  D. Thomas George
                                                  Marino Lopez-Vega
                                                  Hector R. Ortino
                                                  Richard C. Oudersluys
                                                  Robert E. Price
                                                  Thomas O. Purcell
                                                  Gary H. Ritondaro

                 David B. Woodbury, a former officer, resigned and therefore his executive employment agreement is no longer in effect. The executive employment agreement previously in effect with Mr. Carragher has been superseded by the agreement with him filed as Exhibit 10.1 to this Form 10-K.